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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  July 20, 2001


                        CB RICHARD ELLIS SERVICES, INC.
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            (Exact Name of Registrant as Specified in its Charter)


    DELAWARE                        001-12231                    52-1616016
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 (State or Other             (Commission File Number)        (IRS Employer
 Jurisdiction of                                             Identification No.)
 Incorporation)



       200 North Sepulveda Boulevard, El Segundo, California        90245
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             (Address of Principal Executive Offices)             (Zip Code)

                                (310) 563-8600
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              Registrant's Telephone Number, Including Area Code

                                      NA
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         (Former Name or Former Address, if Changed Since Last Report)
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     This Current Report on Form 8-K is filed by CB Richard Ellis Services,
Inc., a Delaware corporation (the "Company"), in connection with the matters described herein.

Item 1.   Change in Control of Registrant.

          On July 20, 2001, pursuant to an Amended and Restated Agreement and Plan of Merger dated as of May 31, 2001 (the "Merger Agreement"), among CBRE Holding, Inc. ("Holding"), the Company and BLUM CB Corp., a Delaware corporation and a wholly-owned subsidiary of Holding ("Acquisition"), Acquisition was merged with and into Services (the "Merger"). The Company was the surviving corporation in the Merger and at the effective time of the Merger became a wholly-owned subsidiary of Holding. Pursuant to the terms of the Merger Agreement, at the effective time of the Merger each issued and outstanding share of Common Stock, par value $.01 per share (the "Common Stock"), of the Company was converted into the right to receive $16.00 in cash, other than (i) shares of Common Stock owned by Holding and Acquisition, which totaled 7,967,274 shares at such time, which were cancelled, (ii) treasury shares and shares of Common Stock owned by any of the Company's subsidiaries, which were cancelled, and (iii) shares held by stockholders who perfect appraisal rights for such shares in accordance with Delaware law. Following the Merger, the Common Stock was delisted from the New York Stock Exchange.

          Pursuant to an Amended and Restated Contribution and Voting Agreement, dated as of May 31, 2001 and as amended on July 19, 2001 (the "Contribution Agreement"), among (i) RCBA Strategic Partners, L.P., a Delaware limited partnership ("Strategic"), FS Equity Partners III, L.P., a Delaware limited partnership ("FSEP III"), FS Equity Partners International, L.P., a Delaware limited partnership ("FSEP International"), The Koll Holding Company, a California corporation ("Koll Holding"), Frederic V. Malek, a former director of the Company ("Malek"), Raymond E. Wirta, the Chief Executive Officer and a director of the Company ("Wirta"), and W. Brett White, the Chairman of the Americas and a director of the Company ("White") (collectively, the "Continuing Stockholders"); (ii) Holding; and (iii) Acquisition, among other things, immediately prior to the effective time of the Merger, the Continuing Stockholders and their affiliates contributed 7,967,274 shares of Common Stock to Holding (the "Share Contribution") in consideration for the issuance to them of an equal number of shares of Class B Common Stock, par value $.01 per share, of Holding (the "Class B Common Stock"). Such shares of Common Stock contributed to Holding were cancelled at the effective time of the Merger. Also pursuant to the Contribution Agreement, Strategic contributed $25,522,992.00 to Holding and Holding issued 1,595,187 shares of Class B Common Stock to Strategic and Blum Strategic Partners II, L.P. ("Blum") contributed $45,439,472.00 to Holding and Holding issued 2,839,967 shares of Class B Common Stock to Blum (the foregoing, collectively, the "Cash Contribution," and together with the Share Contribution, the "Contributions").

          In connection with the completion of the Merger, a Securityholders' Agreement, dated as of July 20, 2001 (the "Securityholders' Agreement"), was entered into among Strategic, Blum, FSEP III, FSEP International, Koll Holding, California Public Employees' Retirement System ("CalPERS"), Malek, DLJ Investment Funding, Inc., Credit Suisse First Boston Corporation, Wirta, White, Holding and the Company, which sets forth certain agreements among the parties thereto with respect to Holding's Class A Common Stock and Class B Common Stock. Immediately prior to the Merger and the related transactions, the Company was
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publicly-held.  As a result of the provisions set forth in the Securityholders'
Agreement, after the Merger, the Company became controlled by Strategic and its affiliates, which have the right to designate a majority of Holding's directors.

          The funding to complete the Merger, as well as the refinancing of substantially all of the outstanding indebtedness of the Company, was obtained through (i) the Contributions, (ii) the offering by Holding of shares of its Class A Common Stock, par value $.01 per share, of Holding (the "Class A Common Stock") to employees of the Company, (iii) the sale of 625,000 shares of Class A Common Stock to CalPERS for $16.00 per share, (iv) the issuance and sale by Holding of units for $65 million, which units consist in the aggregate of $65 million aggregate principal amount of 16% Senior Notes due 2001 and 339,820 shares of Class A Common Stock, (v) the issuance and sale by Acquisition of $229 million aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2011 for $225.6 million (which Senior Subordinated Notes were assumed by the Company in connection with the Merger) and (vi) borrowings by the Company under a new credit agreement with Credit Suisse First Boston and other lenders of approximately $285 million.

          The Merger Agreement is hereby incorporated herein by reference to
Exhibit 2.1, the Contribution Agreement, as amended, is hereby incorporated herein by reference to Exhibits 2.2 and 2.3, the Securityholders' Agreement is hereby incorporated herein by reference to Exhibit 99.1 and the Company's press release announcing the effectiveness of the Merger is incorporated herein by reference to Exhibit 99.2. The foregoing descriptions of such documents are qualified in their entirety by reference to such exhibits.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

2.1 Amended and Restated Agreement and Plan of Merger dated as of May 31, 2001 by and among CB Richard Ellis Services, Inc., CBRE Holding, Inc., and BLUM CB Corp. (incorporated by reference from Exhibit 2.1 of Amendment No. 1 to the Registration Statement on Form S-1, filed by CBRE Holding, Inc. on June 12, 2001, File No. 333-59440).

2.2 Amended and Restated Contribution and Voting Agreement, dated as of May 31, 2001, by and among CBRE Holding, Inc., BLUM CB Corp., RCBA Strategic Partners, L.P., FS Equity Partners III, L.P., FS Equity Partners International, L.P., Raymond E. Wirta, W. Brett White, Frederic V. Malek and The Koll Holding Company (incorporated by reference from Exhibit 4.2(a) of Amendment No. 1 to Form S-1, filed by CBRE Holding, Inc. on June 12, 2001, File No. 333-59440).

2.3 Amendment, dated as of July 19, 2001, to the Amended and Restated Contribution and Voting Agreement, by and among CBRE Holding, Inc., BLUM CB Corp., RCBA Strategic Partners, L.P., FS Equity Partners III, L.P., FS Equity Partners International, L.P., Raymond E. Wirta, W. Brett White, Frederic V. Malek and The Koll Holding Company (incorporated by reference from Exhibit
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          23 of Amendment No. 9 to the Schedule 13D, filed by RCBA GP, L.L.C.,
          RCBA Strategic Partners, L.P., Richard C. Blum & Associates, Inc., BLUM Capital Partners, L.P., Richard C. Blum and CBRE Holding, Inc. on July 25, 2001, File No. 005-46943).

99.1 Securityholders' Agreement, dated as of July 20, 2001, by and among RCBA Strategic Partners, L.P., Blum Strategic Partners II, L.P., FS Equity Partners III, L.P., FS Equity Partners International, L.P., The Koll Holding Company, California Public Employees' Retirement System, Frederic V. Malek, DLJ Investment Funding, Inc., Credit Suisse Boston Corporation, Raymond E. Wirta, W. Brett White, CB Richard Ellis Services, Inc. and CBRE Holding, Inc. (incorporated by reference from
          Exhibit 25 of Amendment No. 9 to the Schedule 13D, filed by RCBA GP, L.L.C., RCBA Strategic Partners, L.P., Richard C. Blum & Associates, Inc., BLUM Capital Partners, L.P., Richard C. Blum and CBRE Holding, Inc. on July 25, 2001, File No. 005-46943).

99.2      Press Release of CB Richard Ellis Services, Inc. (filed herewith).
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 3, 2001                         CB RICHARD ELLIS SERVICES, INC.



                                             By: /s/ Walter V. Stafford
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                                                     Walter V. Stafford
                                                     General Counsel
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                               Index to Exhibits

Exhibit No.              Title
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2.1          Amended and Restated Agreement and Plan of Merger dated as of May
             31, 2001 by and among CB Richard Ellis Services, Inc., CBRE Holding, Inc., and BLUM CB Corp. (incorporated by reference from
             Exhibit 2.1 of Amendment No. 1 to the Registration Statement on Form S-1, filed by CBRE Holding, Inc. on June 12, 2001, File No. 333-59440).

2.2 Amended and Restated Contribution and Voting Agreement, dated as of May 31, 2001, by and among CBRE Holding, Inc., BLUM CB Corp., RCBA Strategic Partners, L.P., FS Equity Partners III, L.P., FS Equity Partners International, L.P., Raymond E. Wirta, W. Brett White, Frederic V. Malek and The Koll Holding Company (incorporated by reference from Exhibit 4.2(a) of Amendment No. 1 to Form S-1, filed by CBRE Holding, Inc. on June 12, 2001, File No. 333-59440).

2.3 Amendment, dated as of July 19, 2001, to the Amended and Restated Contribution and Voting Agreement, by and among CBRE Holding, Inc., BLUM CB Corp., RCBA Strategic Partners, L.P., FS Equity Partners III, L.P., FS Equity Partners International, L.P., Raymond E. Wirta, W. Brett White, Frederic V. Malek and The Koll Holding Company (incorporated by reference from Exhibit 23 of Amendment No. 9 to the Schedule 13D, filed by RCBA GP, L.L.C., RCBA Strategic Partners, L.P., Richard C. Blum & Associates, Inc., BLUM Capital Partners, L.P., Richard C. Blum and CBRE Holding, Inc. on July 25, 2001, File No. 005-46943).

99.1 Securityholders' Agreement, dated as of July 20, 2001, by and among RCBA Strategic Partners, L.P., Blum Strategic Partners II, L.P., FS Equity Partners III, L.P., FS Equity Partners International, L.P., The Koll Holding Company, California Public Employees' Retirement System, Frederic V. Malek, DLJ Investment Funding, Inc., Credit Suisse Boston Corporation, Raymond E. Wirta, W. Brett White, CB Richard Ellis Services, Inc. and CBRE Holding, Inc. (incorporated by reference from Exhibit 25 of Amendment No. 9 to the Schedule 13D, filed by RCBA GP, L.L.C., RCBA Strategic Partners, L.P., Richard C. Blum & Associates, Inc., BLUM Capital Partners, L.P., Richard C. Blum and CBRE Holding, Inc. on July 25, 2001, File No. 005-46943).

99.2         Press Release of CB Richard Ellis Services, Inc. (filed herewith).